UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2017

Laurie D. Neat

AMCAP Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

We have provided our
investors with superior
long-term growth for
50 years.

Special feature page 6

AMCAP Fund® Annual report for the year ended February 28, 2017

AMCAP Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	8.38%	11.54%	7.37%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.68% for Class A shares as of the prospectus dated May 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature
6	We have provided our investors with superior long-term growth for 50 years.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
34	Board of trustees and other officers

Fellow investors:

The U.S. stock market advanced during the fiscal year ended February 28, 2017, recovering from losses in early 2016. While concerns about global growth continued to weigh on investor sentiment, economic data in the U.S. was generally positive and company earnings were slightly better than expected. Stocks also rose in response to the new U.S. presidential administration, which has pledged to lower corporate tax rates, reduce business regulations and increase spending on infrastructure and the military. The Federal Reserve has said it would proceed cautiously on interest rates; the Fed raised rates this past December following an increase in December 2015, the first since 2006 (it raised rates again in March, after the fiscal year ended).

During the 12-month period, AMCAP Fund had a total return of 22.38% versus a 24.98% total return for the unmanaged Standard & Poor’s 500 Composite Index — a market capitalization-weighted index based on the results of 500 widely held common stocks — and a total return of 25.00% for the Lipper Growth Funds Index, a peer group measure, as shown in the chart below.

Over the long term, AMCAP’s returns have exceeded those of the S&P 500 and the Lipper Growth Funds Index. For the past 10 years, AMCAP had an average annual total return of 8.07%, compared with 7.62% for the S&P 500 and 6.93% for the Lipper index. Over its nearly 50-year lifetime, the fund had an average annual total return of 11.47%, compared with 9.97% for the S&P 500 and 8.95% for the Lipper index.

Results at a glance

For periods ended February 28, 2017, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 5/1/67)

AMCAP Fund (Class A shares)	22.38%	13.34%	8.07%	11.47%
Standard & Poor’s 500 Composite Index*	24.98	14.01	7.62	9.97
Lipper Growth Funds Index†	25.00	12.96	6.93	8.95

*	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

AMCAP Fund	1

Investment results analysis

Portfolio managers added to energy holdings after the price of oil fell considerably. The subsequent rebound in oil prices, combined with improved supply and demand balances in the oil market, enhanced the value of those holdings, which helped the fund’s results. Among the fund’s largest investments in the sector are EOG Resources (the ninth-largest holding in the fund) and Canadian Natural Resources, both of which have very competitive production cost positions. Shares of Concho Resources and Halliburton, an oil services firm, also gained during the period. Likewise, higher commodity prices helped the fund’s materials holdings, including Albemarle and Celanese.

The fund’s largest sector, information technology, had strong results, with semiconductor companies Broadcom (the third-largest holding) and Texas Instruments leading the way. Avago Technologies acquired Broadcom last year and took its name; since then, the company has continued to report solid financial results and its shares have risen. Likewise, Texas Instruments has reported better results amid growing demand from the auto industry. Shares of Netflix (the fund’s largest holding) rose as the consumer discretionary company beat earnings expectations and provided strong guidance, backed by robust subscriber growth for its video-streaming content and services.

In the health care sector, concerns about high drug prices affected investments in biopharmaceutical and generic companies, such as Endo International, Alexion Pharmaceuticals and BioMarin Pharmaceutical. Drug pricing in the U.S. is evolving, creating both risks and opportunities in the health care sector. Over the longer term, however, we remain optimistic about the fund’s biotechnology holdings, including Amgen (the fund’s second-largest holding). We continue to focus on those companies that we believe offer adequately priced drugs and the most innovation, which is often measured by improved patient outcomes.

The fund’s cash position, which held back returns during the strong market, rose slightly to 13.9% from 13.5% (including other short-term securities) at the beginning of the period. While portfolio managers continue to find select investment opportunities, valuations appear stretched on a fundamental basis. The amount of cash reflects a cautious approach to the market environment by some of the portfolio managers, who anticipate being able to invest in these companies at better valuations in the future.

Looking ahead

The fundamentals of the U.S. economy remain strong, although some areas could be stronger. The unemployment rate is low, real wages are gradually increasing, consumer spending is slowly on the rise and inflation remains muted. While historically low interest rates may increase over time, we are well below the level that historically has caused pressure on economic growth.

Outside the U.S., there is a mix of recovering economies, including parts of the euro zone, and economies struggling to get back to their prior growth rates, such as China and Brazil. From the transition of power in the U.S. to the Brexit negotiations in Europe, geopolitical risk is also on the rise around the world; as a result, market volatility is likely to remain high. Despite this period of heightened risk, we continue with our consistent approach to growth investing, just as we have for the past 50 years (see the special feature about the fund’s anniversary starting on page 6, with a related video link on page 11).

AMCAP evaluates and invests in companies that have demonstrated solid

2	AMCAP Fund

historical growth and characteristics that we believe are likely to support above-average growth in the future. Our focus on the fundamental growth drivers and the inherent worth of companies is critical to helping us identify investments that we believe represent the best value over the long term. We thank you for your continued support of these efforts.

Cordially,

Claudia P. Huntington Vice Chairman of the Board

James Terrile President

April 10, 2017

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

While most of the companies that AMCAP invests in are based in the U.S., many of them do business on a global basis. For example, 92% of the fund’s holdings are based in the U.S., but these companies only generate 58% of their revenues domestically, with Europe and emerging markets serving as important sources of growth. Understanding the sources of a company’s growth opportunities — and the risks of failure — is the reason it’s important to have investment management supported by a global research operation when investing in today’s markets.

Equity portion breakdown by domicile (%)

Equity portion breakdown by revenue (%)

Source: Capital Group (as of February 28, 2017).

AMCAP Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
[4]	Includes reinvested dividends of $118,824 and reinvested capital gain distributions of $1,126,752.
[5]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	Source: Thomson Reuters Lipper. Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment (for periods ended February 28, 2017)*

	1 year	5 years	10 years
Class A shares	15.36%	12.00%	7.43%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$2,000,000
1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Year ended February 28 or 29	1968[3]	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986
TOTAL VALUE (dollars in thousands)																			
Dividends reinvested	–	$ .1	.2	.2	.2	.2	.2	.3	.3	.2	.3	.3	.4	.7	2.6	1.2	1.6	1.9	1.5
Value at fiscal year-end	$10.1	12.2	11.8	12.6	14.9	14.0	11.0	9.9	13.9	14.2	16.6	22.7	33.5	40.5	42.6	61.5	62.1	72.2	88.7
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9	5.2	44.1	1.1	16.2	23.0

4	AMCAP Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 28, 2017. As you can see, that $10,000 grew to $2,103,638 with all distributions reinvested. Over the same period, $10,000 would have grown to $1,137,462 in the unmanaged Standard & Poor’s 500 Composite Index, and $717,396 in the Lipper Growth Funds Index. The chart also records the fund’s progress relative to the inflation rate, measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 2002. Over the last 15 years, the value of the investment shown here more than tripled, from $673,327 to $2,103,638. Thus, in the same period, the value of your 2002 investment — regardless of size — has also more than tripled.

AMCAP Fund	5

We have provided our investors with superior long-term growth for 50 years.

In 1983, three investors each made a decision that has had a positive impact on their lives. That decision was to invest in AMCAP Fund, which launched in 1967 and this year marks its 50th anniversary.

Less than a decade after AMCAP launched, a young analyst named Claudia Huntington began supporting the investment group and by 1981 had officially joined the fund. About 15 years later, she became a full portfolio manager and later principal investment officer of the fund, two roles she still holds.

Recently, Claudia visited with these three long-time investors: Blaine Wiley of Poland, Ohio, Jo Ann Butaud of Shawnee, Kansas, and Dwayne Daussin of Onalaska, Texas. She met each of them at their homes and talked with them and their families about what investing in AMCAP has meant for them. At the same time, Claudia shared what managing their money in the fund has meant to her, and how she and the other portfolio managers have always put investors first.

“I’ve been a part of AMCAP for nearly 40 years and my family and I have been invested personally in the fund for a long time, as have the other portfolio managers,” says Claudia. “What better way to celebrate the 50th anniversary than by meeting some of the people who have been long-time investors in the fund.”

Three generations of investors

Blaine Wiley, 86, is a retired engineer who lives with his daughter and her husband in Poland, Ohio, a suburb of Youngstown, a once-thriving center of the steel industry. Blaine had worked as an engineer in Bowling Green, just south of Toledo, where he and his wife of 60-plus years, Joan, raised three children. After his wife passed away in 2015, Blaine moved in with his daughter Kathleen in Poland. She and her two brothers Chris and Peter, who live in Michigan and Massachusetts, joined their father for a lively discussion with Claudia about the value of investing in a fund like AMCAP and how that lesson has been passed down over the years.

Below are excerpts from Claudia’s conversation with Blaine and his family.

Claudia: What a great opportunity to be here with the whole family. Are you all invested in AMCAP or American Funds, in one way or another?

Blaine: Yes, it was the first investment I made in my Individual Retirement Account (IRA). My advisor made the recommendation and stressed to me the strength of the fund’s management. Before that, I primarily had been investing in growth stocks in the early 1980s. I had a lot of worries about interest rates, the political climate and market volatility; it got to the point where I was not sleeping well at night. I talked with my financial advisor and he suggested I put the money into AMCAP and hold it for the long term. He said there could be dips in the fund here and there but over time it should do well. I wasn’t trying to get rich but wanted stable growth and a strong management team so I didn’t have to think about it.

Claudia: That’s great to hear. One of the most important criteria for me when I’m investing in companies is the management team. Part of our job in conducting good fundamental research is to analyze the leaders and assess where their strengths and weaknesses are. We invest on that basis, so we try to manage ourselves the same way — to have a finely tuned system that allows our portfolio managers to be the best they can be by developing their own style and their own way to invest. We all think about the best ideas we have, analyze them thoroughly, and then each make our own individual investment decisions within the parameters of the fund. We believe this is key to any good investment process.

Blaine: When I was investing in individual stocks, before putting my money in AMCAP, I was getting calls from my broker in the afternoon asking me to make buy and sell decisions. I really didn’t know the market that well and felt like I should not be making those kinds of decisions. I didn’t have much interest in the stock market — still don’t to this day. I much prefer to watch a ballgame than read the business section or watch the financial news. That’s why I decided to make the switch and invest my money in AMCAP, with the help of a new advisor whose wife was friends with my wife. We also became friends and he said, “I’ve got this fund you might like.”

Claudia: Well, thank you. Some people naturally watch their investments like a hawk, whether they are investing directly or they’re doing it through an advisor. If the market goes down 2%, it’s like white-knuckle time. Others really don’t want to look at it on a daily, weekly or even monthly basis. It just depends on the individual, but that’s why we’re here, so you don’t have to do that.

Blaine: I am so reassured to hear that and meeting you has only fortified my belief about the fund’s management —that’s what you’re buying when you

6	AMCAP Fund

Blaine Wiley AMCAP was the first investment for Blaine’s Individual Retirement Account and helped take the worry out of his investment decisions.

Claudia and Blaine Claudia Huntington, portfolio manager and vice chairman for AMCAP, spoke with Blaine at his daughter’s home in Poland, Ohio, outside of Youngstown.

AMCAP Fund	7

invest in AMCAP. I never lost my level of confidence in the fund, even through the ups and downs in the market.

Claudia: Well, we try our best and work hard for our investors. Speaking of which, tell me about the rest of you and how you wound up invested with AMCAP and American Funds?

Kathleen: I’m an art major, so the stock market is like a foreign language to me. But we had some extra money and hadn’t really started saving much. I called my father and said, “What should I do?” He said, “Put it in America Funds.” So that’s what I did. My husband was the only one working at the time and we had to put our three kids through college. It paid for most of their education. You don’t really think about it and then all of the sudden it hits you: “How am I going to do what I need to do for them?”

Chris: My dad taught me the importance of saving and investing when he helped me on my senior math project in high school. When I made my first $2,000 that I wanted to invest, I called my dad and said, “I want to get an IRA,” which I had seen on a commercial. He put me in touch with his advisor, who told me the story of AMCAP, and I decided to invest. Ever since then, I haven’t looked back. We had a huge dip in the stock market in 1987, shortly before my dad’s mother died. “This is the time to buy,” she said. “Just hold it and forget about it.” That has always stuck with me —if you can buy quality you don’t have to think about it.

Claudia: AMCAP really does focus on quality. We believe that most of the time that is going to be a good investment, but there are times when the market will not treat it as a quality company. Nobody bats a thousand but I think quality matters; people that run companies matter.

Chris: To take it a step further, my son made his first investment four years ago, when he was just 22, by putting $5,000 into AMCAP. When he got his first job he had the income to be able to have a Roth IRA and he asked me, “Dad, what should I do?” I think you know what I told him.

Claudia: That’s great, so you’ve got three generations of AMCAP investors. I tell my kids the same thing: Start saving as early as you can and be consistent with it. I think all of us at American Funds take our obligation to invest on behalf of shareholders that way. Culturally, our objective is to do our best by the shareholders. If they do well, we will do well, and our organization will do well —but it’s shareholders first. We have had that culture forever and it’s never changed. The portfolio managers and analysts just do their job; they don’t typically go on the road for sales meetings. Even as our organization has grown, how we behave toward each other and how we put

Jo Ann Butaud Investing “to make as much money as I could for as long as I could,” Jo Ann has been an AMCAP shareholder since 1983.

8	AMCAP Fund

Family affair Blaine Wiley shares a meal in the sunroom with his daughter, Kathleen; his two sons, Peter and Chris; and his daughter-in-law, Anne.

shareholders first haven’t changed. When I retire, I have great confidence that my children and my children’s children are going to be taken care of. If our culture hasn’t changed in 40-plus years, I don’t think it’s going to change in the next 40-plus years, because it’s so strong.

Blaine: It sounds to me like you have stayed the course and tried to remain humble through it all.

Claudia: Yes, we have. But the success of AMCAP is not just one portfolio manager. It’s the success of myself and my colleagues that invest for the fund and our combined efforts that will hopefully continue to work well for AMCAP. If one of us retires, someone else is there in a smaller role and will step up to manage more money. We have this system that says: “We don’t strive for recognition, just to do what we do really well.”

Comfortable in her own skin

Jo Ann Butaud, 74, is a partner at a law firm in Shawnee, Kansas, just across the border from Kansas City, Missouri. She lives there with her partner, Jay, and is very involved in the community with the Down Syndrome Guild of Greater Kansas City and with her alma mater, the University of Kansas, where she has endowed a scholarship at the law school. She was born in Texas, but moved to Kansas in 1975 with her first husband. Jo Ann has two children and enjoys taking trips with them and her grandchildren. She shared some of her experiences with Claudia, discussing how investing in AMCAP and other American Funds has allowed her to live comfortably and travel the world.

Below are excerpts from Claudia’s conversation with Jo Ann.

Claudia: It’s really nice to meet another shareholder in AMCAP. Tell me more about how you got into investing in the first place? Was it a desire to save more or just see what happens?

Jo Ann: We first invested in the fund in 1983 and have been invested in it and most of the other American Funds since then. My first husband and I sold part of our ranch in Texas to a coal-fired power generating company. We ended up with $120,000 from the sale that we wanted to invest and decided to put it into AMCAP. I graduated from law school in 1981 and so I was fortunate enough to be able to live on my husband’s income and save most of mine, and so that’s what we used to invest. For five years, I commuted 45 miles to the University of Kansas in Lawrence. I had two children at home and a house to take care of because my husband traveled, so it was all on me. It was very tough, but I’m a pretty strong woman. It’s was a man’s world at the time I graduated and there

AMCAP Fund	9

Dwayne Daussin At his frame shop, Dwayne spoke with Claudia about how AMCAP has helped give him a nest egg for retirement and lead the healthy lifestyle he enjoys.

were very few women in my law school class and very few female lawyers. I was able to get a job with a small law firm and they made me partner after three years. I’ve stayed with that same firm for 36 years and am still quite active and attend court regularly.

Claudia: When you think about investing in AMCAP and other American Funds that you own, what has that allowed you to do that you couldn’t have done if you didn’t make that decision to invest?

Jo Ann: For one, it has allowed us to save for college — I now have 529 plans with American Funds for all five of my grandchildren. There are only two left who go to college; the other three have graduated. I love to travel, so investing in the funds has allowed us to take our grandchildren around the world, which has been amazing. I’ve always told them if I leave any legacy, I want to leave them the love of travel. I also do quite a bit of charitable work for two organizations that are near and dear to my heart; two of my grandchildren have disabilities — juvenile diabetes and Down syndrome. I use money from my investments to make charitable contributions every year to the Juvenile Diabetes Research Foundation and the Down Syndrome Guild, where I also serve on the board and volunteer on a regular basis.

Claudia: Those are great causes and I’m happy to hear that we’ve been able to help you make some wonderful memories with your family. We’ve always strived for long-term growth in the fund and that seems to align with your goals. Are you a pretty aggressive investor by nature?

Jo Ann: Well, I haven’t typically put my money in conservative investments — it’s mostly been in growth companies. I wanted to make as much as I could for as long as I could. I’m still working full-time so until I retire, I don’t have any reason to do anything differently.

Claudia: You and me both. I’ve been involved with AMCAP for almost 40 years, first as an analyst and then as a portfolio manager. Since it started 50 years ago, the fund has had 22 different portfolio managers and seven of them have been in that role for 15 years or more. We’ve always had between three and six portfolio managers in AMCAP at any given time. I’ve seen the evolution of managers in the fund over the years and it still does what it did when it started — invests in different sized companies with a unique way of growing that focuses on the quality of the company and the growth it can provide. Over the fund’s 50-year history, we’ve never changed its objective or how we manage it. We’ve adapted as the fund has grown without any real hiccups — it’s had some great years and some difficult years. We’re conscious of wanting to do well in good markets but also working hard to avoid too much pain in down markets.

Jo Ann: I’m in it for the long haul and I always have been. The fund’s results over time have been great, and as a result I’ve done pretty well. As you can tell, I don’t like change very much. I’ve lived in the same house for 45 years and I’m not going to move unless I have to. Likewise, in the market, there have been times when it was appropriate to move money from one fund to another, but that doesn’t happen a lot. I came from a very modest family and was an only child. My mom graduated from high school but my father didn’t. I was blessed with intelligence and knew that I could do something different if I tried and worked really hard. Nobody ever gave me anything; I’ve always had to work for it. That’s just who I am — you dig in and do what you have to do. I’m very comfortable in my own skin.

Claudia: I feel lucky and privileged to be part of helping you and other shareholders achieve your goals — that’s what we’re here for. It’s an honor to be able to meet people like you because it really does bring home the point of why we do what we do. It’s a reminder of the impact we can have on helping people achieve their dreams.

Financial and personal health

Dwayne Daussin, 57, owns a custom framing shop in Onalaska, Texas, about an hour north of Houston, on Lake Livingston. He moved there from the city in the 1990s to lead a slower pace of life, after years in the corporate world. Dwayne now enjoys working out of his home for himself, framing everything from collector baseball cards to original artwork — he even makes his own frames. In his free time, he enjoys mountain biking through the woods, rowing in his scull boat on the lake, and playing with his two British labs, Jake and Beaux. Claudia, a dog owner herself, met with Dwayne in his frame shop and down by the lake to speak about how AMCAP has helped give him a nest egg for retirement and lead the healthy lifestyle he enjoys.

Below are excerpts from Claudia’s conversation with Dwayne.

Claudia: So you began investing in AMCAP in the early 1980s — had you been invested in a mutual funds before that or was it mainly individual stocks?

Dwayne: I had mostly been investing in individual stocks at that time, although I had a few mutual funds. I had invested in some energy companies, which were big in Houston, but that industry went through some ups and downs. I was getting tired of the volatility so I met with a financial advisor through my father. Both of us decided to invest in AMCAP and that decision has certainly helped me to worry less.

Claudia: When you think back on those discussions about what to invest in, were you mainly thinking about retirement or did you have some extra cash you wanted to invest to make money?

10	AMCAP Fund

Dwayne: It was a long-term investment decision I made. I had some money I wanted to invest from working as a production coordinator for a reprographics firm, which makes blueprints for architects and engineers. Once I invested the money in AMCAP, I didn’t touch it. I retired from that firm in 1995 and was looking to go into business in Houston, but my father approached me about coming to Onalaska to open a framing shop. Having AMCAP made it much easier for me to decide to finally make that move in 1999.

Claudia: That’s great to hear. We try our best to help all of our investors. I personally try to find companies that have strong management, which matters to me enormously. My favorite thing in this job is going to see the people that run the companies in which I’m considering an investment. I believe that the potential for growth is so much greater if you can find the really good managers, because they will steer the company through the best and worst of times, and by doing so, provide a good return to shareholders.

Dwayne: One of the things that’s been great about investing is that it has allowed me to live the type of slow lifestyle that I want, where I can relax and enjoy myself. Wealth has a lot to do with health, which is something I take very seriously. If you’re wealthy and you’ve got a lot of health problems, then you can’t really enjoy that wealth. I have friends in the corporate world who are doing great financially, but they’re having health issues because their jobs dictate their lifestyles. For me, it’s all about personal health and contentment — a healthy lifestyle is as important to me as a wealthy lifestyle.

Claudia: Well, we are so happy that we can help you lead that lifestyle. This is really one of the reasons I wanted to meet you, Dwayne. You’re a perfect example of why we do what we do.

Dwayne: I’m at the age where I’m still earning income and I’ve got my investment in AMCAP, which is a significant amount that I can add to if needed. It’s a good feeling, a good place to be. ■

To see highlights from portfolio manager Claudia Huntington’s visit with these three long-term AMCAP investors, we invite you to watch a short video at www.americanfunds.com/amcapvideo.

AMCAP Fund	11

Summary investment portfolio February 28, 2017

Industry sector diversification	Percent of net assets

Common stocks 86.10%	Shares	Value (000)
Information technology 23.20%
Broadcom Ltd.	6,553,245	$1,382,276
Oracle Corp.	28,582,000	1,217,307
Alphabet Inc., Class C1	817,379	672,874
Alphabet Inc., Class A1	616,910	521,246
Accenture PLC, Class A	7,008,300	858,517
Skyworks Solutions, Inc.	8,284,622	785,465
ASML Holding NV	5,636,640	683,433
Texas Instruments Inc.	8,100,414	620,654
Tencent Holdings Ltd.	20,086,918	535,624
Samsung Electronics Co., Ltd.	281,400	478,312
Juniper Networks, Inc.	16,962,167	474,941
Trimble Inc.[1]	12,300,511	381,685
MasterCard Inc., Class A	3,208,957	354,461
Akamai Technologies, Inc.[1]	5,347,205	334,735
Arista Networks, Inc.[1]	2,628,166	312,725
Other securities		2,806,770
		12,421,025

Health care 16.32%
Amgen Inc.	8,086,581	1,427,524
UnitedHealth Group Inc.	6,019,906	995,572
Stryker Corp.	7,233,552	929,945
BioMarin Pharmaceutical Inc.[1]	8,625,200	810,165
AbbVie Inc.	10,548,000	652,288
Thermo Fisher Scientific Inc.	3,852,100	607,399
Medtronic PLC	6,960,999	563,214
Illumina, Inc.[1]	2,233,249	373,846
Gilead Sciences, Inc.	4,576,960	322,584
Other securities		2,056,381
		8,738,918

Consumer discretionary 11.38%
Netflix, Inc.[1]	11,914,700	1,693,436
Amazon.com, Inc.[1]	988,300	835,153
Priceline Group Inc.[1]	397,400	685,169
Twenty-First Century Fox, Inc., Class A	15,325,000	458,524
Wyndham Worldwide Corp.	4,054,800	337,522
Other securities		2,081,930
		6,091,734

Industrials 10.14%
Union Pacific Corp.	6,865,366	741,048
General Dynamics Corp.	2,830,000	537,162
Textron Inc.	10,756,576	508,786
Nordson Corp.[2]	3,420,000	410,537
Nielsen Holdings PLC	9,240,665	409,916

12	AMCAP Fund

	Shares	Value (000)
Boeing Co.	1,900,000	$342,437
C.H. Robinson Worldwide, Inc.	4,023,715	323,386
Other securities		2,152,326
		5,425,598

Energy 8.06%
EOG Resources, Inc.	8,661,300	840,059
Concho Resources Inc.[1]	5,355,743	709,368
Halliburton Co.	11,677,900	624,301
Canadian Natural Resources, Ltd.	17,411,000	499,311
Pioneer Natural Resources Co.	2,434,000	452,651
Noble Energy, Inc.	10,272,404	374,018
Other securities		815,752
		4,315,460

Financials 5.54%
PNC Financial Services Group, Inc.	3,806,549	484,307
Markel Corp.[1]	340,000	333,108
Other securities		2,147,691
		2,965,106

Consumer staples 3.94%
Kroger Co.	18,708,600	594,933
Costco Wholesale Corp.	2,215,300	392,507
Other securities		1,124,163
		2,111,603

Materials 1.61%
Celanese Corp., Series A	6,392,000	569,975
Other securities		289,430
		859,405

Telecommunication services 0.73%
Verizon Communications Inc.	6,300,000	312,669
Other securities		77,228
		389,897

Real estate 0.34%
Other securities		182,657

Miscellaneous 4.84%
Other common stocks in initial period of acquisition		2,592,240

Total common stocks (cost: $31,896,413,000)		46,093,643

Bonds, notes & other debt instruments 0.01%	Principal amount (000)
U.S. Treasury bonds & notes 0.01%
U.S. Treasury 0.01%
U.S. Treasury 0.875% 2017	$4,650	4,653

Total bonds, notes & other debt instruments (cost: $4,652,000)		4,653

Short-term securities 13.75%
Federal Home Loan Bank 0.48%–0.64% due 3/1/2017–8/2/2017	3,457,130	3,454,541
U.S. Treasury Bills 0.49%–0.62% due 3/9/2017–7/27/2017	1,163,800	1,162,909
Other securities		2,742,254

Total short-term securities (cost: $7,359,417,000)		7,359,704
Total investment securities 99.86% (cost: $39,260,482,000)		53,458,000
Other assets less liabilities 0.14%		77,599

Net assets 100.00%		$53,535,599

AMCAP Fund	13

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $186,226,000, which represented .35% of the net assets of the fund. “Other securities” also includes securities (with an aggregate value of $1,860,789,000, which represented 3.48% of the net assets of the fund) which were acquired in transactions exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $59,803,000.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 2/28/2017 (000)
Sales:
Euros	3/10/2017	Barclays Bank PLC	$47,970	€44,817	$471

14	AMCAP Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended February 28, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 2/28/2017 (000)
Nordson Corp.	3,992,500	—	572,500	3,420,000	$3,728	$410,537
Zebra Technologies Corp., Class A1	3,007,622	269,100	—	3,276,722	—	297,231
Herbalife Ltd.[1]	2,628,790	4,245,386	1,978,849	4,895,327	—	276,537
Finisar Corp.[1]	6,928,379	—	—	6,928,379	—	231,962
ITT Inc.	4,854,000	453,000	—	5,307,000	2,576	217,428
Texas Roadhouse, Inc.	4,587,200	—	—	4,587,200	3,486	194,039
Endo International PLC[1]	3,155,798	8,327,502	—	11,483,300	—	156,747
Generac Holdings Inc.[1]	4,494,826	—	600,756	3,894,070	—	152,024
Lumentum Holdings Inc.[1]	3,051,214	—	—	3,051,214	—	140,051
Carrizo Oil & Gas, Inc.[1]	2,726,240	852,000	—	3,578,240	—	116,472
Denbury Resources Inc.[1]	22,428,635	—	—	22,428,635	—	60,782
Albemarle Corp.[3]	7,293,120	—	5,666,000	1,627,120	3,713	—
Celanese Corp., Series A3	7,802,922	—	1,410,922	6,392,000	10,418	—
Flex Ltd.[1,3]	36,821,000	—	19,411,600	17,409,400	—	—
Mattress Firm Holding Corp.[3]	2,409,442	—	2,409,442	—	—	—
Oshkosh Corp.[3]	5,079,000	—	4,654,000	425,000	1,447	—
PerkinElmer, Inc.[3]	6,508,524	—	2,151,024	4,357,500	1,220	—
Sensata Technologies Holding NV1,3	9,050,000	2,036,000	4,982,879	6,103,121	—	—
SM Energy Co.[3]	4,416,000	—	—	4,416,000	442	—
Sprouts Farmers Market, Inc.[1,3]	8,285,000	—	7,472,100	812,900	—	—
Texas Capital Bancshares, Inc.[1,3]	2,664,457	—	2,664,457	—	—	—
Trimble Inc.[1,3]	16,470,362	—	4,169,851	12,300,511	—	—
Viavi Solutions Inc.[1,3]	15,256,074	—	13,100,000	2,156,074	—	—
					$27,030	$2,253,810

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Unaffiliated issuer at 2/28/2017.

Key to symbol

€ = Euros

See Notes to Financial Statements

AMCAP Fund	15

Financial statements

Statement of assets and liabilities
at February 28, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $37,094,962)	$51,204,190
Affiliated issuers (cost: $2,165,520)	2,253,810	$53,458,000
Cash		201,122
Unrealized appreciation on open forward currency contracts		471
Receivables for:
Sales of investments	21,076
Sales of fund’s shares	102,159
Dividends and interest	46,183
Other	525	169,943
		53,829,536
Liabilities:
Payables for:
Purchases of investments	191,117
Repurchases of fund’s shares	71,576
Investment advisory services	12,301
Services provided by related parties	14,998
Trustees’ deferred compensation	2,821
Other	1,124	293,937
Net assets at February 28, 2017		$53,535,599

Net assets consist of:
Capital paid in on shares of beneficial interest		$38,539,493
Distributions in excess of net investment income		(2,821)
Undistributed net realized gain		800,868
Net unrealized appreciation		14,198,059
Net assets at February 28, 2017		$53,535,599

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,865,294 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$27,268,739	946,051		$28.82
Class B	8,633	331		26.10
Class C	1,502,528	58,367		25.74
Class F-1	2,303,117	80,572		28.58
Class F-2	6,250,789	215,718		28.98
Class F-3	3,050	106		28.83
Class 529-A	1,528,323	53,546		28.54
Class 529-B	1,265	49		25.85
Class 529-C	344,824	13,319		25.89
Class 529-E	72,590	2,604		27.87
Class 529-F-1	93,816	3,265		28.74
Class R-1	103,344	3,914		26.41
Class R-2	589,767	22,343		26.40
Class R-2E	22,064	771		28.61
Class R-3	1,232,155	43,988		28.01
Class R-4	1,238,372	43,323		28.58
Class R-5E	10	—	*	28.85
Class R-5	1,338,785	45,914		29.16
Class R-6	9,633,428	331,113		29.09

*	Amount less than one thousand.

See Notes to Financial Statements

16	AMCAP Fund

Statement of operations
for the year ended February 28, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,790; also includes $27,030 from affiliates)	$587,551
Interest	36,291		$623,842
Fees and expenses*:
Investment advisory services	149,102
Distribution services	101,673
Transfer agent services	51,128
Administrative services	14,136
Reports to shareholders	1,854
Registration statement and prospectus	1,723
Trustees’ compensation	819
Auditing and legal	157
Custodian	547
Other	1,568
Total fees and expenses before reimbursement	322,707
Less transfer agent services reimbursement	—	†
Total fees and expenses after reimbursement			322,707
Net investment income			301,135

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (includes $43,323 net gain from affiliates)	1,548,632
Forward currency contracts	5,547
Currency transactions	(500)		1,553,679
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $456)	7,975,219
Forward currency contracts	471
Currency translations	882		7,976,572
Net realized gain and unrealized appreciation			9,530,251
Net increase in net assets resulting from operations			$9,831,386

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

AMCAP Fund	17

Statements of changes in net assets

(dollars in thousands)

	Year ended	Year ended
	February 28,	February 29,
	2017	2016

Operations:
Net investment income	$301,135	$177,468
Net realized gain	1,553,679	3,231,810
Net unrealized appreciation (depreciation)	7,976,572	(7,385,922)
Net increase (decrease) in net assets resulting from operations	9,831,386	(3,976,644)

Dividends and distributions paid to shareholders:

Dividends from net investment income	(242,147)	—
Distributions from net realized gain on investments	(1,661,606)	(3,871,537)
Total dividends and distributions paid to shareholders	(1,903,753)	(3,871,537)

Net capital share transactions	1,618,302	5,277,869

Total increase (decrease) in net assets	9,545,935	(2,570,312)

Net assets:
Beginning of year	43,989,664	46,559,976
End of year (including distributions in excess of net investment income and accumulated net investment loss: $(2,821) and $(2,375), respectively)	$53,535,599	$43,989,664

See Notes to Financial Statements

18	AMCAP Fund

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, B and C, as well as three F share classes, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On January 27, 2017, the fund made an additional retail share class (Class F-3) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

AMCAP Fund	19

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

20	AMCAP Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of February 28, 2017 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$12,421,025	$—	$—	$12,421,025
Health care	8,738,918	—	—	8,738,918
Consumer discretionary	6,091,734	—	—	6,091,734
Industrials	5,425,598	—	—	5,425,598
Energy	4,315,460	—	—	4,315,460
Financials	2,927,662	37,444	—	2,965,106
Consumer staples	1,962,821	148,782	—	2,111,603
Materials	859,405	—	—	859,405
Telecommunication services	389,897	—	—	389,897
Real estate	182,657	—	—	182,657
Miscellaneous	2,592,240	—	—	2,592,240
Bonds, notes & other debt instruments	—	4,653	—	4,653
Short-term securities	—	7,359,704	—	7,359,704
Total	$45,907,417	$7,550,583	$—	$53,458,000

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$471	$—	$471

*	Securities with a value of $1,905,369,000, which represented 3.56% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

AMCAP Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

22	AMCAP Fund

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, February 28, 2017 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$471	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$5,547	Net unrealized appreciation on forward currency contracts	$471

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of February 28, 2017, if close-out netting was exercised (dollars in thousands):

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Barclays Bank PLC	$ 471	$ —	$ (471)	$ —	$ —

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 28, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2015.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The

AMCAP Fund	23

fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses and short-term capital gains and losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2017, the fund reclassified $218,000 from distributions in excess of net investment income to undistributed net realized gain, $59,216,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $33,366,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of February 28, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed long-term capital gains	$801,340
Gross unrealized appreciation on investment securities	15,581,568
Gross unrealized depreciation on investment securities	(1,384,050)
Net unrealized appreciation on investment securities	14,197,518
Cost of investment securities	39,260,482

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 28, 2017						Year ended February 29, 2016
					Total
					dividends and					Total
	Ordinary		Long-term		distributions		Ordinary	Long-term		distributions
Share class	income		capital gains		paid		income	capital gains		paid
Class A	$113,184		$877,055		$990,239		$—	$2,101,219		$2,101,219
Class B	—		1,051		1,051		—	7,206		7,206
Class C	—		55,024		55,024		—	138,515		138,515
Class F-1	7,982		76,902		84,884		—	222,362		222,362
Class F-2	35,661		163,745		199,406		—	308,519		308,519
Class F-3[1]	—		—		—
Class 529-A	5,260		47,855		53,115		—	112,367		112,367
Class 529-B	—		194		194		—	1,215		1,215
Class 529-C	—		12,174		12,174		—	29,251		29,251
Class 529-E	110		2,368		2,478		—	5,682		5,682
Class 529-F-1	502		2,878		3,380		—	6,773		6,773
Class R-1	—		3,867		3,867		—	9,847		9,847
Class R-2	—		20,420		20,420		—	50,061		50,061
Class R-2E	50		345		395		—	24		24
Class R-3	1,479		40,807		42,286		—	102,537		102,537
Class R-4	4,896		39,376		44,272		—	95,123		95,123
Class R-5E2	—	[3]	—	[3]	—	[3]	—	—	[3]	—	[3]
Class R-5	8,838		43,781		52,619		—	110,179		110,179
Class R-6	64,185		273,764		337,949		—	570,657		570,657
Total	$242,147		$1,661,606		$1,903,753		$—	$3,871,537		$3,871,537

[1]	Class F-3 shares were offered beginning January 27, 2017.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

24	AMCAP Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.283% on such assets in excess of $44 billion. For the year ended February 28, 2017, the investment advisory services fee was $149,102,000, which was equivalent to an annualized rate of 0.304% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From March 1, 2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

AMCAP Fund	25

For the year ended ended February 28, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$60,380	$32,955		$2,600		Not applicable
Class B	302	48		Not applicable		Not applicable
Class C	14,629	1,867		734		Not applicable
Class F-1	5,712	3,024		1,147		Not applicable
Class F-2	Not applicable	5,398		2,430		Not applicable
Class F-3*	Not applicable	—	†	—	†	Not applicable
Class 529-A	3,050	1,528		702		$1,062
Class 529-B	53	8		3		4
Class 529-C	3,208	373		162		246
Class 529-E	336	38		34		52
Class 529-F-1	—	93		43		64
Class R-1	1,049	110		52		Not applicable
Class R-2	4,135	1,985		278		Not applicable
Class R-2E	64	21		5		Not applicable
Class R-3	5,865	1,818		588		Not applicable
Class R-4	2,890	1,171		578		Not applicable
Class R-5E	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	645		646		Not applicable
Class R-6	Not applicable	46		4,134		Not applicable
Total class-specific expenses	$101,673	$51,128		$14,136		$1,428

*	Class F-3 shares were offered beginning January 27, 2017.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $819,000 in the fund’s statement of operations reflects $407,000 in current fees (either paid in cash or deferred) and a net increase of $412,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

26	AMCAP Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of				Net (decrease)
	Sales[1]			dividends and distributions		Repurchases[1]		increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended February 28, 2017
Class A	$2,552,516	94,572		$973,901	36,405	$(4,251,652)	(157,002)	$(725,235)	(26,025)
Class B	646	27		1,047	44	(53,047)	(2,179)	(51,354)	(2,108)
Class C	249,478	10,324		54,391	2,279	(415,407)	(17,191)	(111,538)	(4,588)
Class F-1	436,680	16,351		83,227	3,140	(1,054,933)	(39,787)	(535,026)	(20,296)
Class F-2	2,914,773	107,067		194,669	7,210	(1,213,297)	(44,639)	1,896,145	69,638
Class F-3[2]	3,034	106		—	—	(1)	— [3]	3,033	106
Class 529-A	164,114	6,116		53,105	2,005	(179,197)	(6,696)	38,022	1,425
Class 529-B	149	7		194	8	(9,112)	(376)	(8,769)	(361)
Class 529-C	40,242	1,653		12,169	507	(58,433)	(2,404)	(6,022)	(244)
Class 529-E	7,098	271		2,477	96	(10,120)	(388)	(545)	(21)
Class 529-F-1	16,786	621		3,379	126	(15,865)	(586)	4,300	161
Class R-1	15,067	610		3,860	158	(34,108)	(1,379)	(15,181)	(611)
Class R-2	148,507	5,975		20,403	834	(182,938)	(7,389)	(14,028)	(580)
Class R-2E	18,742	696		395	15	(1,426)	(53)	17,711	658
Class R-3	268,819	10,220		42,265	1,630	(361,790)	(13,781)	(50,706)	(1,931)
Class R-4	297,085	11,076		44,258	1,668	(338,471)	(12,638)	2,872	106
Class R-5E	—	—		—	—	—	—	—	—
Class R-5	237,432	8,747		52,434	1,935	(372,774)	(13,824)	(82,908)	(3,142)
Class R-6	1,912,882	70,196		337,742	12,466	(993,093)	(36,453)	1,257,531	46,209
Total net increase (decrease)	$9,284,050	344,635		$1,879,916	70,526	$(9,545,664)	(356,765)	$1,618,302	58,396

Year ended February 29, 2016

Class A	$3,158,602	115,303		$2,068,058	77,166	$(2,909,905)	(107,072)	$2,316,755	85,397
Class B	2,747	107		7,171	289	(67,732)	(2,666)	(57,814)	(2,270)
Class C	320,353	12,829		137,071	5,649	(393,062)	(15,861)	64,362	2,617
Class F-1	623,956	22,842		219,225	8,244	(666,072)	(24,662)	177,109	6,424
Class F-2	1,193,198	43,743		299,943	11,154	(887,479)	(32,780)	605,662	22,117
Class 529-A	158,365	5,834		112,345	4,228	(148,506)	(5,479)	122,204	4,583
Class 529-B	406	16		1,214	49	(10,306)	(411)	(8,686)	(346)
Class 529-C	41,066	1,644		29,244	1,198	(44,146)	(1,767)	26,164	1,075
Class 529-E	7,691	288		5,681	218	(8,184)	(306)	5,188	200
Class 529-F-1	16,859	621		6,773	253	(18,407)	(677)	5,225	197
Class R-1	26,125	1,025		9,838	397	(25,085)	(993)	10,878	429
Class R-2	140,923	5,574		50,029	2,014	(167,228)	(6,594)	23,724	994
Class R-2E	2,884	113		23	1	(33)	(2)	2,874	112
Class R-3	342,031	12,716		102,463	3,920	(384,439)	(14,458)	60,055	2,178
Class R-4	348,003	12,808		95,098	3,580	(344,065)	(12,700)	99,036	3,688
Class R-5E4	10	—	[3]	—	—	—	—	10	— [3]
Class R-5	306,680	10,956		109,434	4,037	(383,375)	(13,801)	32,739	1,192
Class R-6	1,917,606	69,927		570,231	21,172	(695,453)	(25,307)	1,792,384	65,792
Total net increase (decrease)	$8,607,505	316,346		$3,823,841	143,569	$(7,153,477)	(265,536)	$5,277,869	194,379

[1]	Includes exchanges between share classes of the fund.
[2]	Class F-3 shares were offered beginning January 27, 2017.
[3]	Amount less than one thousand.
[4]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $10,518,051,000 and $12,009,350,000, respectively, during the year ended February 28, 2017.

AMCAP Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 2/28/2017	$24.47	$.16	$5.23	$5.39	$(.12)	$(.92)	$(1.04)	$28.82	22.38%	$27,269	.68%		.68%		.59%
Year ended 2/29/2016	29.03	.10	(2.36)	(2.26)	—	(2.30)	(2.30)	24.47	(8.34)	23,786	.67		.67		.38
Year ended 2/28/2015	28.53	.08	3.04	3.12	(.01)	(2.61)	(2.62)	29.03	11.33	25,740	.68		.68		.27
Year ended 2/28/2014	23.06	.09	7.61	7.70	(.07)	(2.16)	(2.23)	28.53	34.38	22,567	.70		.70		.35
Year ended 2/28/2013	20.78	.10	2.26	2.36	(.08)	—	(.08)	23.06	11.44	16,417	.74		.74		.48
Class B:
Year ended 2/28/2017	22.31	(.04)	4.75	4.71	—	(.92)	(.92)	26.10	21.46	9	1.46		1.46		(.18)
Year ended 2/29/2016	26.87	(.10)	(2.16)	(2.26)	—	(2.30)	(2.30)	22.31	(9.03)	54	1.43		1.43		(.39)
Year ended 2/28/2015	26.78	(.13)	2.83	2.70	—	(2.61)	(2.61)	26.87	10.48	127	1.44		1.44		(.48)
Year ended 2/28/2014	21.86	(.10)	7.18	7.08	—	(2.16)	(2.16)	26.78	33.40	195	1.47		1.47		(.42)
Year ended 2/28/2013	19.77	(.06)	2.15	2.09	—	—	—	21.86	10.52	241	1.50		1.50		(.29)
Class C:
Year ended 2/28/2017	22.02	(.05)	4.69	4.64	—	(.92)	(.92)	25.74	21.42	1,503	1.49		1.49		(.22)
Year ended 2/29/2016	26.57	(.11)	(2.14)	(2.25)	—	(2.30)	(2.30)	22.02	(9.10)	1,386	1.48		1.48		(.44)
Year ended 2/28/2015	26.52	(.14)	2.80	2.66	—	(2.61)	(2.61)	26.57	10.44	1,603	1.49		1.49		(.53)
Year ended 2/28/2014	21.66	(.11)	7.13	7.02	—	(2.16)	(2.16)	26.52	33.37	1,451	1.51		1.51		(.46)
Year ended 2/28/2013	19.60	(.07)	2.13	2.06	—	—	—	21.66	10.51	1,139	1.54		1.54		(.33)
Class F-1:
Year ended 2/28/2017	24.27	.14	5.19	5.33	(.10)	(.92)	(1.02)	28.58	22.31	2,303	.75		.75		.53
Year ended 2/29/2016	28.83	.09	(2.35)	(2.26)	—	(2.30)	(2.30)	24.27	(8.40)	2,448	.73		.73		.31
Year ended 2/28/2015	28.36	.06	3.02	3.08	—	(2.61)	(2.61)	28.83	11.27	2,723	.74		.74		.22
Year ended 2/28/2014	22.95	.08	7.57	7.65	(.08)	(2.16)	(2.24)	28.36	34.36	3,036	.74		.74		.31
Year ended 2/28/2013	20.69	.10	2.25	2.35	(.09)	—	(.09)	22.95	11.41	1,973	.74		.74		.48
Class F-2:
Year ended 2/28/2017	24.60	.22	5.26	5.48	(.18)	(.92)	(1.10)	28.98	22.66	6,251	.48		.48		.79
Year ended 2/29/2016	29.11	.16	(2.37)	(2.21)	—	(2.30)	(2.30)	24.60	(8.14)	3,593	.47		.47		.57
Year ended 2/28/2015	28.61	.14	3.04	3.18	(.07)	(2.61)	(2.68)	29.11	11.53	3,609	.47		.47		.49
Year ended 2/28/2014	23.11	.15	7.63	7.78	(.12)	(2.16)	(2.28)	28.61	34.71	1,983	.49		.49		.56
Year ended 2/28/2013	20.83	.15	2.27	2.42	(.14)	—	(.14)	23.11	11.70	1,300	.50		.50		.72
Class F-3:
Period from 1/27/2017 to 2/28/2017[4,5]	28.36	.02	.45	.47	—	—	—	28.83	1.66 [6]	3	.03	[6]	.03	[6]	.09 [6]
Class 529-A:
Year ended 2/28/2017	24.24	.13	5.19	5.32	(.10)	(.92)	(1.02)	28.54	22.31	1,528	.77		.77		.50
Year ended 2/29/2016	28.81	.08	(2.35)	(2.27)	—	(2.30)	(2.30)	24.24	(8.44)	1,264	.77		.77		.28
Year ended 2/28/2015	28.35	.05	3.02	3.07	—	(2.61)	(2.61)	28.81	11.24	1,370	.77		.77		.18
Year ended 2/28/2014	22.93	.07	7.56	7.63	(.05)	(2.16)	(2.21)	28.35	34.28	1,193	.79		.79		.25
Year ended 2/28/2013	20.68	.08	2.25	2.33	(.08)	—	(.08)	22.93	11.32	861	.82		.82		.40

28	AMCAP Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class 529-B:
Year ended 2/28/2017	$22.13	$(.07)	$4.71	$4.64	$—	$(.92)	$(.92)	$25.85	21.32%	$1		1.56%		1.56%		(.28)%
Year ended 2/29/2016	26.70	(.13)	(2.14)	(2.27)	—	(2.30)	(2.30)	22.13	(9.13)	9		1.55		1.55		(.52)
Year ended 2/28/2015	26.66	(.16)	2.81	2.65	—	(2.61)	(2.61)	26.70	10.34	20		1.56		1.56		(.61)
Year ended 2/28/2014	21.79	(.13)	7.16	7.03	—	(2.16)	(2.16)	26.66	33.22	31		1.59		1.59		(.55)
Year ended 2/28/2013	19.73	(.08)	2.14	2.06	—	—	—	21.79	10.44	36		1.62		1.62		(.41)
Class 529-C:
Year ended 2/28/2017	22.15	(.07)	4.73	4.66	—	(.92)	(.92)	25.89	21.39	345		1.54		1.54		(.27)
Year ended 2/29/2016	26.73	(.13)	(2.15)	(2.28)	—	(2.30)	(2.30)	22.15	(9.16)	301		1.55		1.55		(.50)
Year ended 2/28/2015	26.68	(.16)	2.82	2.66	—	(2.61)	(2.61)	26.73	10.37	334		1.56		1.56		(.60)
Year ended 2/28/2014	21.80	(.13)	7.17	7.04	—	(2.16)	(2.16)	26.68	33.25	298		1.58		1.58		(.53)
Year ended 2/28/2013	19.74	(.08)	2.14	2.06	—	—	—	21.80	10.44	218		1.61		1.61		(.39)
Class 529-E:
Year ended 2/28/2017	23.70	.07	5.06	5.13	(.04)	(.92)	(.96)	27.87	22.01	73		.99		.99		.28
Year ended 2/29/2016	28.28	.01	(2.29)	(2.28)	—	(2.30)	(2.30)	23.70	(8.64)	62		1.00		1.00		.04
Year ended 2/28/2015	27.94	(.02)	2.97	2.95	—	(2.61)	(2.61)	28.28	10.97	69		1.01		1.01		(.06)
Year ended 2/28/2014	22.63	— [7]	7.47	7.47	— [7]	(2.16)	(2.16)	27.94	33.96	62		1.04		1.04		.01
Year ended 2/28/2013	20.41	.03	2.22	2.25	(.03)	—	(.03)	22.63	11.06	45		1.06		1.06		.15
Class 529-F-1:
Year ended 2/28/2017	24.40	.19	5.23	5.42	(.16)	(.92)	(1.08)	28.74	22.54	94		.55		.55		.72
Year ended 2/29/2016	28.92	.13	(2.35)	(2.22)	—	(2.30)	(2.30)	24.40	(8.23)	76		.56		.56		.49
Year ended 2/28/2015	28.43	.11	3.03	3.14	(.04)	(2.61)	(2.65)	28.92	11.46	83		.56		.56		.40
Year ended 2/28/2014	22.98	.12	7.59	7.71	(.10)	(2.16)	(2.26)	28.43	34.59	72		.58		.58		.47
Year ended 2/28/2013	20.73	.13	2.24	2.37	(.12)	—	(.12)	22.98	11.51	49		.61		.61		.61
Class R-1:
Year ended 2/28/2017	22.56	(.05)	4.82	4.77	—	(.92)	(.92)	26.41	21.49	103		1.47		1.47		(.20)
Year ended 2/29/2016	27.16	(.11)	(2.19)	(2.30)	—	(2.30)	(2.30)	22.56	(9.08)	102		1.47		1.47		(.42)
Year ended 2/28/2015	27.05	(.14)	2.86	2.72	—	(2.61)	(2.61)	27.16	10.46	111		1.46		1.46		(.50)
Year ended 2/28/2014	22.05	(.11)	7.27	7.16	—	(2.16)	(2.16)	27.05	33.42	90		1.47		1.47		(.42)
Year ended 2/28/2013	19.94	(.06)	2.17	2.11	—	—	—	22.05	10.58	58		1.49		1.49		(.28)
Class R-2:
Year ended 2/28/2017	22.56	(.05)	4.81	4.76	—	(.92)	(.92)	26.40	21.45	590		1.46		1.46		(.19)
Year ended 2/29/2016	27.14	(.10)	(2.18)	(2.28)	—	(2.30)	(2.30)	22.56	(9.02)	517		1.44		1.44		(.39)
Year ended 2/28/2015	27.02	(.13)	2.86	2.73	—	(2.61)	(2.61)	27.14	10.47	595		1.43		1.43		(.48)
Year ended 2/28/2014	22.03	(.10)	7.25	7.15	—	(2.16)	(2.16)	27.02	33.45	557		1.44		1.44		(.39)
Year ended 2/28/2013	19.92	(.05)	2.16	2.11	—	—	—	22.03	10.59	436		1.48		1.48		(.26)
Class R-2E:
Year ended 2/28/2017	24.38	.03	5.21	5.24	(.09)	(.92)	(1.01)	28.61	21.86	22		1.16		1.16		.11
Year ended 2/29/2016	29.04	.06	(2.42)	(2.36)	—	(2.30)	(2.30)	24.38	(8.69)	3		1.04		1.04		.24
Period from 8/29/2014 to 2/28/2015[4,8]	29.38	.04	1.32	1.36	—	(1.70)	(1.70)	29.04	4.77 [6,9]	—	[10]	.67	[9,11]	.67	[9,11]	.29 [9,11]

See page 30 for footnotes.

AMCAP Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
Year ended 2/28/2017	$23.81	$.07		$5.08	$5.15	$(.03)	$(.92)	$(.95)	$28.01	21.99%	$1,232		1.02%		1.02%		.25%
Year ended 2/29/2016	28.40	.01		(2.30)	(2.29)	—	(2.30)	(2.30)	23.81	(8.64)	1,093		1.02		1.02		.03
Year ended 2/28/2015	28.05	(.02)		2.98	2.96	—	(2.61)	(2.61)	28.40	10.96	1,242		1.01		1.01		(.06)
Year ended 2/28/2014	22.71	—	[7]	7.50	7.50	— [7]	(2.16)	(2.16)	28.05	33.97	1,018		1.03		1.03		.02
Year ended 2/28/2013	20.48	.04		2.22	2.26	(.03)	—	(.03)	22.71	11.07	752		1.04		1.04		.17
Class R-4:
Year ended 2/28/2017	24.28	.15		5.18	5.33	(.11)	(.92)	(1.03)	28.58	22.33	1,238		.72		.72		.55
Year ended 2/29/2016	28.83	.09		(2.34)	(2.25)	—	(2.30)	(2.30)	24.28	(8.36)	1,049		.71		.71		.33
Year ended 2/28/2015	28.36	.07		3.02	3.09	(.01)	(2.61)	(2.62)	28.83	11.31	1,140		.71		.71		.24
Year ended 2/28/2014	22.94	.08		7.57	7.65	(.07)	(2.16)	(2.23)	28.36	34.37	919		.72		.72		.33
Year ended 2/28/2013	20.67	.10		2.25	2.35	(.08)	—	(.08)	22.94	11.40	628		.73		.73		.49
Class R-5E:
Year ended 2/28/2017	24.48	.20		5.24	5.44	(.15)	(.92)	(1.07)	28.85	22.54	—	[10]	.60		.51		.76
Period from 11/20/2015 to 2/29/2016[4,12]	27.89	.04		(2.11)	(2.07)	—	(1.34)	(1.34)	24.48	(7.62)[6]	—	[10]	.15	[6]	.15	[6]	.17 [6]
Class R-5:
Year ended 2/28/2017	24.74	.23		5.30	5.53	(.19)	(.92)	(1.11)	29.16	22.74	1,339		.41		.41		.86
Year ended 2/29/2016	29.25	.18		(2.39)	(2.21)	—	(2.30)	(2.30)	24.74	(8.10)	1,214		.42		.42		.63
Year ended 2/28/2015	28.72	.16		3.05	3.21	(.07)	(2.61)	(2.68)	29.25	11.62	1,400		.41		.41		.54
Year ended 2/28/2014	23.19	.16		7.66	7.82	(.13)	(2.16)	(2.29)	28.72	34.79	1,229		.42		.42		.63
Year ended 2/28/2013	20.90	.17		2.26	2.43	(.14)	—	(.14)	23.19	11.74	931		.43		.43		.78
Class R-6:
Year ended 2/28/2017	24.69	.25		5.28	5.53	(.21)	(.92)	(1.13)	29.09	22.76	9,633		.36		.36		.90
Year ended 2/29/2016	29.18	.19		(2.38)	(2.19)	—	(2.30)	(2.30)	24.69	(8.05)	7,033		.37		.37		.68
Year ended 2/28/2015	28.66	.17		3.05	3.22	(.09)	(2.61)	(2.70)	29.18	11.67	6,394		.37		.37		.59
Year ended 2/28/2014	23.15	.18		7.64	7.82	(.15)	(2.16)	(2.31)	28.66	34.86	4,451		.37		.37		.68
Year ended 2/28/2013	20.86	.18		2.26	2.44	(.15)	—	(.15)	23.15	11.83	2,442		.38		.38		.83

	Year ended February 28 or 29
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	25%	31%	33%	29%	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class F-3 shares were offered beginning January 27, 2017.
[6]	Not annualized.
[7]	Amount less than $.01.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	Annualized.
[12]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

30	AMCAP Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary investment portfolio, as of February 28, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 10, 2017

AMCAP Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2016, through February 28, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	AMCAP Fund

	Beginning account value 9/1/2016	Ending account value 2/28/2017	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,081.99	$3.51	.68%
Class A - assumed 5% return	1,000.00	1,021.42	3.41	.68
Class B - actual return	1,000.00	1,077.96	7.47	1.45
Class B - assumed 5% return	1,000.00	1,017.60	7.25	1.45
Class C - actual return	1,000.00	1,077.79	7.62	1.48
Class C - assumed 5% return	1,000.00	1,017.46	7.40	1.48
Class F-1 - actual return	1,000.00	1,081.84	3.82	.74
Class F-1 - assumed 5% return	1,000.00	1,021.12	3.71	.74
Class F-2 - actual return	1,000.00	1,083.53	2.43	.47
Class F-2 - assumed 5% return	1,000.00	1,022.46	2.36	.47
Class F-3 - actual return†	1,000.00	1,016.57	.34	.39
Class F-3 - assumed 5% return†	1,000.00	1,022.86	1.96	.39
Class 529-A - actual return	1,000.00	1,081.64	3.92	.76
Class 529-A - assumed 5% return	1,000.00	1,021.03	3.81	.76
Class 529-B - actual return	1,000.00	1,077.45	7.98	1.55
Class 529-B - assumed 5% return	1,000.00	1,017.11	7.75	1.55
Class 529-C - actual return	1,000.00	1,077.77	7.88	1.53
Class 529-C - assumed 5% return	1,000.00	1,017.21	7.65	1.53
Class 529-E - actual return	1,000.00	1,080.60	5.06	.98
Class 529-E - assumed 5% return	1,000.00	1,019.93	4.91	.98
Class 529-F-1 - actual return	1,000.00	1,082.92	2.79	.54
Class 529-F-1 - assumed 5% return	1,000.00	1,022.12	2.71	.54
Class R-1 - actual return	1,000.00	1,078.32	7.58	1.47
Class R-1 - assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class R-2 - actual return	1,000.00	1,078.33	7.58	1.47
Class R-2 - assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class R-2E - actual return	1,000.00	1,079.57	5.98	1.16
Class R-2E - assumed 5% return	1,000.00	1,019.04	5.81	1.16
Class R-3 - actual return	1,000.00	1,080.23	5.21	1.01
Class R-3 - assumed 5% return	1,000.00	1,019.79	5.06	1.01
Class R-4 - actual return	1,000.00	1,081.67	3.66	.71
Class R-4 - assumed 5% return	1,000.00	1,021.27	3.56	.71
Class R-5E - actual return	1,000.00	1,083.03	2.22	.43
Class R-5E - assumed 5% return	1,000.00	1,022.66	2.16	.43
Class R-5 - actual return	1,000.00	1,083.73	2.12	.41
Class R-5 - assumed 5% return	1,000.00	1,022.76	2.06	.41
Class R-6 - actual return	1,000.00	1,083.69	1.86	.36
Class R-6 - assumed 5% return	1,000.00	1,023.01	1.81	.36

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on January 27, 2017. The “assumed 5% return” line is based on 181 days.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2017:

Long-term capital gains	$1,686,928,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$9,892,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2017, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

AMCAP Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	1998	Founder and President, MAD Ink (communications company) ; former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
William H. Kling, 1942	2006	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President, The Orvis Company; former President and CEO, Select Comfort	4	None
Bailey Morris-Eck, 1944	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station)	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Claudia P. Huntington, 1952 Vice Chairman of the Board	1992–1994 1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None
James Terrile, 1965 President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Strategy Research, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	AMCAP Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Barry S. Crosthwaite, 1958 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company
Eric S. Richter, 1960 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jessica Chase Spaly, 1977 Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Laurie D. Neat, 1971 Secretary	2016	Vice President — Fund Business Management Group, Capital Research and Management Company Vice President, Capital Guardian Trust Company;[6]
Assistant Vice President and Trust Officer, Capital Bank and Trust Company;[6]
		Assistant Vice President, Capital International, Inc.[6]
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President — Capital Bank and Trust Company[6]
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

AMCAP Fund	35

Offices of the fund and of the
investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public
accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	AMCAP Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 28, 2017, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$106,000
2017	$110,000

b) Audit-Related Fees:
2016	$8,000
2017	$14,000

c) Tax Fees:
2016	$9,000
2017	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:

2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$889,000
2017	$1,321,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,071,000 for fiscal year 2016 and $1,485,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®
Investment portfolio
February 28, 2017
Common stocks 86.10% Information technology 23.20%	Shares	Value (000)
Broadcom Ltd.	6,553,245	$1,382,276
Oracle Corp.	28,582,000	1,217,307
Alphabet Inc., Class C1	817,379	672,874
Alphabet Inc., Class A1	616,910	521,246
Accenture PLC, Class A	7,008,300	858,517
Skyworks Solutions, Inc.	8,284,622	785,465
ASML Holding NV	5,636,640	683,433
Texas Instruments Inc.	8,100,414	620,654
Tencent Holdings Ltd.	20,086,918	535,624
Samsung Electronics Co., Ltd.	281,400	478,312
Juniper Networks, Inc.	16,962,167	474,941
Trimble Inc.[1]	12,300,511	381,685
MasterCard Inc., Class A	3,208,957	354,461
Akamai Technologies, Inc.[1]	5,347,205	334,735
Arista Networks, Inc.[1]	2,628,166	312,725
Zebra Technologies Corp., Class A1,2	3,276,722	297,231
Flex Ltd.[1]	17,409,400	287,081
Alibaba Group Holding Ltd. (ADR)[1]	2,444,866	251,577
Intel Corp.	6,600,000	238,920
Finisar Corp.[1,2]	6,928,379	231,962
Autodesk, Inc.[1]	2,650,000	228,695
International Business Machines Corp.	1,000,000	179,820
Qorvo, Inc.[1]	2,679,980	177,147
salesforce.com, inc.[1]	2,068,000	168,232
Visa Inc., Class A	1,798,000	158,116
Lumentum Holdings Inc.[1,2]	3,051,214	140,051
Applied Materials, Inc.	3,380,000	122,424
Intuit Inc.	797,000	99,976
Kakaku.com, Inc.	6,031,000	87,074
Tata Consultancy Services Ltd.	985,000	36,410
Syntel, Inc.	1,968,000	34,814
Amphenol Corp., Class A	407,000	28,168
Viavi Solutions Inc.[1]	2,156,074	21,604
Palo Alto Networks, Inc.[1]	115,000	17,468
		12,421,025
Health care 16.32%
Amgen Inc.	8,086,581	1,427,524
UnitedHealth Group Inc.	6,019,906	995,572
Stryker Corp.	7,233,552	929,945
BioMarin Pharmaceutical Inc.[1]	8,625,200	810,165
AbbVie Inc.	10,548,000	652,288
Thermo Fisher Scientific Inc.	3,852,100	607,399
Medtronic PLC	6,960,999	563,214
Illumina, Inc.[1]	2,233,249	373,846
Gilead Sciences, Inc.	4,576,960	322,584
Express Scripts Holding Co.[1]	3,931,000	277,725
AMCAP Fund — Page 1 of 6

Common stocks Health care (continued)	Shares	Value (000)
PerkinElmer, Inc.	4,357,500	$236,438
Humana Inc.	982,000	207,448
Boston Scientific Corp.[1]	8,018,700	196,859
Abbott Laboratories	4,242,126	191,235
Johnson & Johnson	1,500,000	183,315
Hologic, Inc.[1]	4,182,600	169,730
Endo International PLC[1,2]	11,483,300	156,747
Hypermarcas SA, ordinary nominative	16,560,300	144,204
Edwards Lifesciences Corp.[1]	935,001	87,928
athenahealth, Inc.[1]	620,054	73,123
Danaher Corp.	850,000	72,718
McKesson Corp.	392,400	58,911
		8,738,918
Consumer discretionary 11.38%
Netflix, Inc.[1]	11,914,700	1,693,436
Amazon.com, Inc.[1]	988,300	835,153
Priceline Group Inc.[1]	397,400	685,169
Twenty-First Century Fox, Inc., Class A	15,325,000	458,524
Wyndham Worldwide Corp.	4,054,800	337,522
lululemon athletica inc.[1]	3,940,000	257,124
NIKE, Inc., Class B	4,418,643	252,570
Panera Bread Co., Class A1	1,000,000	230,800
Viacom Inc., Class B	5,065,000	220,074
Texas Roadhouse, Inc.[2]	4,587,200	194,039
Williams-Sonoma, Inc.	3,678,000	178,714
BorgWarner Inc.	3,678,000	155,175
JCDecaux SA	4,662,515	148,925
Comcast Corp., Class A	3,657,800	136,875
Kering SA	509,000	123,889
Marriott International, Inc., Class A	1,300,613	113,140
TJX Companies, Inc.	900,000	70,605
		6,091,734
Industrials 10.14%
Union Pacific Corp.	6,865,366	741,048
General Dynamics Corp.	2,830,000	537,162
Textron Inc.	10,756,576	508,786
Nordson Corp.[2]	3,420,000	410,537
Nielsen Holdings PLC	9,240,665	409,916
Boeing Co.	1,900,000	342,437
C.H. Robinson Worldwide, Inc.	4,023,715	323,386
Old Dominion Freight Line, Inc.[1]	3,390,000	311,066
Sensata Technologies Holding NV1	6,103,121	250,533
CSX Corp.	4,954,500	240,591
ITT Inc. [2]	5,307,000	217,428
Generac Holdings Inc.[1,2]	3,894,070	152,024
Landstar System, Inc.	1,640,000	142,352
Capita PLC	18,915,633	132,262
Caterpillar Inc.	1,235,000	119,375
Norfolk Southern Corp.	925,000	111,953
J.B. Hunt Transport Services, Inc.	988,907	97,081
Valmont Industries, Inc.	590,000	92,777
PARK24 Co., Ltd.	2,800,000	78,633
Carlisle Companies Inc.	519,000	53,613
AMCAP Fund — Page 2 of 6

Common stocks Industrials (continued)	Shares	Value (000)
Moog Inc., Class A1	518,100	$35,013
Fortive Corp.	552,450	31,849
Cummins Inc.	198,000	29,401
Oshkosh Corp.	425,000	28,853
PayPoint PLC	2,274,900	27,522
		5,425,598
Energy 8.06%
EOG Resources, Inc.	8,661,300	840,059
Concho Resources Inc.[1]	5,355,743	709,368
Halliburton Co.	11,677,900	624,301
Canadian Natural Resources, Ltd.	17,411,000	499,311
Pioneer Natural Resources Co.	2,434,000	452,651
Noble Energy, Inc.	10,272,404	374,018
Schlumberger Ltd.	2,905,000	233,446
Southwestern Energy Co.[1]	15,743,799	118,236
Carrizo Oil & Gas, Inc.[1,2]	3,578,240	116,472
SM Energy Co.	4,416,000	108,854
Denbury Resources Inc.[1,2]	22,428,635	60,782
Cabot Oil & Gas Corp.	2,500,000	54,750
Tullow Oil PLC	15,493,000	51,598
Apache Corp.	764,100	40,184
Cimarex Energy Co.	250,000	31,430
		4,315,460
Financials 5.54%
PNC Financial Services Group, Inc.	3,806,549	484,307
Markel Corp.[1]	340,000	333,108
East West Bancorp, Inc.	5,609,000	303,559
Goldman Sachs Group, Inc.	1,219,500	302,509
Progressive Corp.	7,000,000	274,260
JPMorgan Chase & Co.	2,907,000	263,433
U.S. Bancorp	4,300,600	236,533
State Street Corp.	2,800,000	223,188
Charles Schwab Corp.	4,721,000	190,776
BB&T Corp.	3,500,000	168,770
Signature Bank[1]	749,789	118,099
HDFC Bank Ltd.[3]	1,732,607	37,444
Wells Fargo & Co.	503,100	29,120
		2,965,106
Consumer staples 3.94%
Kroger Co.	18,708,600	594,933
Costco Wholesale Corp.	2,215,300	392,507
Herbalife Ltd.[1,2]	4,895,327	276,537
Mead Johnson Nutrition Co.	2,489,755	218,576
Whole Foods Market, Inc.	4,898,000	150,222
L’Oreal SA3	800,000	148,782
Altria Group, Inc.	1,750,000	131,110
Philip Morris International Inc.	1,150,000	125,753
Blue Buffalo Pet Products, Inc.[1]	2,380,410	58,177
Sprouts Farmers Market, Inc.[1]	812,900	15,006
		2,111,603
AMCAP Fund — Page 3 of 6

Common stocks Materials 1.61%	Shares	Value (000)
Celanese Corp., Series A	6,392,000	$569,975
Albemarle Corp.	1,627,120	165,169
Monsanto Co.	586,500	66,761
Valspar Corp.	300,000	33,366
International Flavors & Fragrances Inc.	192,000	24,134
		859,405
Telecommunication services 0.73%
Verizon Communications Inc.	6,300,000	312,669
AT&T Inc.	1,848,012	77,228
		389,897
Real estate 0.34%
Crown Castle International Corp. REIT	996,717	93,223
Simon Property Group, Inc. REIT	485,000	89,434
		182,657
Miscellaneous 4.84%
Other common stocks in initial period of acquisition		2,592,240
Total common stocks (cost: $31,896,413,000)		46,093,643
Bonds, notes & other debt instruments 0.01% U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%	Principal amount (000)
U.S. Treasury 0.875% 2017	$4,650	4,653
Total bonds, notes & other debt instruments (cost: $4,652,000)		4,653
Short-term securities 13.75%
3M Co. 0.62% due 3/28/2017[4]	25,000	24,987
Apple Inc. 0.81%–0.88% due 4/24/2017–6/2/2017[4]	266,700	266,308
Bank of New York Mellon Corp. 0.90% due 4/11/2017	60,000	59,951
CAFCO, LLC 1.06%–1.10% due 4/4/2017–5/8/2017[4]	106,100	105,966
Chariot Funding, LLC 0.70% due 3/9/2017[4]	15,000	14,997
Chevron Corp. 0.70%–0.88% due 3/2/2017–6/6/2017[4]	220,000	219,645
Cisco Systems, Inc. 0.65% due 3/29/2017[4]	30,000	29,984
Coca-Cola Co. 0.76%–0.93% due 3/15/2017–6/12/2017[4]	190,000	189,771
Danaher Corp. 0.85% due 3/7/2017	20,000	19,997
ExxonMobil Corp. 0.71% due 5/23/2017	50,000	49,916
Fannie Mae 0.49%–0.52% due 3/14/2017–4/26/2017	125,000	124,936
Federal Farm Credit Banks 0.49%–0.73% due 4/11/2017–9/19/2017	225,000	224,634
Federal Home Loan Bank 0.48%–0.64% due 3/1/2017–8/2/2017	3,457,130	3,454,541
Freddie Mac 0.53% due 6/16/2017	100,000	99,820
GE Capital Treasury Services (U.S.) LLC 0.83%–0.85% due 5/24/2017–6/1/2017	100,000	99,800
General Electric Co. 0.57%–0.78% due 3/1/2017–3/28/2017	52,450	52,426
John Deere Canada ULC 0.69%–0.71% due 3/20/2017–3/21/2017[4]	59,750	59,728
John Deere Financial Inc. 0.70% due 3/28/2017[4]	46,000	45,975
Merck & Co. Inc. 0.57%–0.58% due 3/10/2017–3/14/2017[4]	50,000	49,990
Microsoft Corp. 0.87% due 3/14/2017[4]	50,000	49,988
PepsiCo Inc. 0.64%–0.65% due 4/6/2017–4/11/2017[4]	135,800	135,700
Pfizer Inc. 0.84%–0.92% due 5/15/2017–6/15/2017[4]	147,000	146,696
Private Export Funding Corp. 0.89% due 4/6/2017[4]	50,000	49,964
AMCAP Fund — Page 4 of 6

Short-term securities	Principal amount (000)	Value (000)
Procter & Gamble Co. 0.62% due 3/10/2017[4]	$50,000	$49,992
Qualcomm Inc. 0.80%–0.82% due 4/4/2017–5/9/2017[4]	125,400	125,277
Regents of the University of California 0.75% due 4/10/2017	25,000	24,980
U.S. Treasury Bills 0.49%–0.62% due 3/9/2017–7/27/2017	1,163,800	1,162,909
United Parcel Service Inc. 0.66% due 4/4/2017[4]	50,000	49,968
Wal-Mart Stores, Inc. 0.61% due 3/22/2017[4]	100,000	99,962
Walt Disney Co. 0.80% due 3/31/2017–4/17/2017[4]	146,000	145,891
Wells Fargo Bank, N.A. 0.90%–0.95% due 3/1/2017–3/8/2017	125,000	125,005
Total short-term securities (cost: $7,359,417,000)		7,359,704
Total investment securities 99.86% (cost: $39,260,482,000)		53,458,000
Other assets less liabilities 0.14%		77,599
Net assets 100.00%		$53,535,599
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $59,803,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 2/28/2017 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	3/10/2017	Barclays Bank PLC	$47,970	€44,817	$471
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $186,226,000, which represented .35% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,860,789,000, which represented 3.48% of the net assets of the fund.
AMCAP Fund — Page 5 of 6

Key to abbreviation and symbol
ADR = American Depositary Receipts
€ = Euros
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-002-0417O-S54127	AMCAP Fund — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

AMCAP Fund:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary schedule of investments, as of February 28, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of February 28, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 28, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

April 10, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 28, 2017

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: April 28, 2017